Exhibit 99.2

News Release

Contacts:

Leslie S. Magee

Chief Financial Officer

225-298-5261

lmagee@he-equipment.com

Kevin S. Inda

Vice President of Investor Relations

225-298-5318

kinda@he-equipment.com

H&E Equipment Services, Inc. Announces Tender Offer

BATON ROUGE, Louisiana — (November 30, 2020) — H&E Equipment Services, Inc. (NASDAQ: HEES) (the “Company” or “H&E”) today announced that it has commenced a cash tender offer (the “Offer”) for any and all of its $950,000,000 aggregate principal amount of 5.6250% Senior Notes due 2025 (CUSIP Nos. 404030 AH1 / 404030 AF5) (the “Notes”). The Offer is being conducted in connection with the Company’s proposed offering of $1.25 billion of new senior notes (the “Proposed Notes Offering”). A portion of the proceeds from the Proposed Notes Offering are expected to fund the Offer.

The Offer will expire at 5:00 p.m., New York City time, on December 11, 2020, unless extended (such date and time, as the same may be extended, the “Expiration Time”). Holders who validly tender their Notes prior to the Expiration Time shall receive $1,043.75 per $1,000 principal amount of Notes, plus any accrued and unpaid interest on the Notes up to, but not including, the payment date for such Notes. The payment date for validly tendered Notes that are accepted for purchase is expected to be December 14, 2020. Notes tendered prior to the Expiration Time may be withdrawn at any time before the Expiration Time.

The Offer is subject to a number of conditions that are set forth in the Offer to Purchase dated November 30, 2020 (as amended or supplemented, the “Offer to Purchase”), including, without limitation, the Company having received proceeds from the Proposed Notes Offering, on terms and conditions satisfactory to the Company, in an amount that is sufficient to pay (1) the offer consideration in respect of all Notes (regardless of the actual amount of Notes tendered) and (2) estimated fees and expenses relating to the Offer and the Proposed Notes Offering. There can be no assurance that the Company will consummate the Proposed Notes Offering, or that any other condition to the Offer will be satisfied.

Concurrently with the launch of the Offer, pursuant to the indenture governing the Notes, the Company issued a conditional notice of redemption pursuant to which it will redeem any Notes not purchased in the Offer at a price of 104.2188% of the principal amount thereof, plus accrued

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H&E Equipment Services Announces Tender Offer

November 30, 2020

and unpaid interest to but excluding the redemption date of December 30, 2020, subject to the completion of the Proposed Notes Offering on or prior to the redemption date by the Company on terms and in an aggregate principal amount satisfactory to the Company.

The complete terms and conditions of the Offer are set forth in the Offer to Purchase that is being sent to holders of the Notes.

The Company has engaged BofA Securities, Inc. as Dealer Manager for the Offer. Copies of the Offer to Purchase may be obtained from D.F. King & Co., Inc., the Tender Agent and Information Agent, online at www.dfking.com/hees or by phone at (800) 284-7175 (Toll-Free) or (212) 269-5550 (Collect). Persons with questions regarding the Offer should contact BofA Securities, Inc. at (980) 387-9534 (Collect) or by email at debt_advisory@bofa.com.

This press release does not constitute an offer to purchase the Notes. The Offer is made solely pursuant to the Offer to Purchase. The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Holders are urged to read the Offer to Purchase and related documents carefully before making any decision with respect to the Offer. Holders of Notes must make their own decisions as to whether to tender their Notes. None of the Company, the Dealer Manager, the Tender Agent or the Information Agent makes any recommendations as to whether holders should tender their Notes pursuant to the Offer, and no one has been authorized to make such a recommendation.

This press release does not constitute an offer to sell notes pursuant to the Proposed Notes Offering, nor a solicitation for an offer to purchase notes pursuant to the Proposed Notes Offering. Any offer of notes pursuant to the Proposed Notes Offering will be made only by means of a private offering memorandum.

The Company expressly reserves the right, subject to applicable law, to terminate the Offer. This press release does not constitute a notice of redemption or an obligation to issue a notice of redemption in respect of the Notes.

About H&E Equipment Services, Inc.

The Company is one of the largest integrated equipment services companies in the United States with 97 full-service facilities throughout the West Coast, Intermountain, Southwest, Gulf Coast, Mid-Atlantic and Southeast regions. The Company is focused on heavy construction and industrial equipment and rents, sells and provides parts and services support for four core categories of specialized equipment: (1) hi-lift or aerial platform equipment; (2) cranes; (3) earthmoving equipment; and (4) material handling equipment. By providing equipment rental, sales, on-site parts, repair and maintenance functions under one roof, the Company is a one-stop provider for its customers’ varied equipment needs. This full service approach provides the Company with multiple points of customer contact, enabling it to maintain a high quality rental fleet, as well as an effective distribution channel for fleet disposal and provides cross-selling opportunities among its new and used equipment sales, rental, parts sales and services operation.

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H&E Equipment Services Announces Tender Offer

November 30, 2020

Forward-Looking Statements

Statements contained in this press release that are not historical facts, including statements about H&E’s beliefs and expectations, are “forward-looking statements” within the meaning of the federal securities laws. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend”, “foresee” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, material delays and cancellations of construction or infrastructure projects, supply chain disruptions and other impacts to the business; (2) general economic conditions and construction and industrial activity in the markets where we operate in North America; (3) our ability to forecast trends in our business accurately, and the impact of economic downturns and economic uncertainty in the markets we serve (including as a result of current uncertainty due to COVID-19); (4) trends in oil and natural gas could adversely affect the demand for our services and products; (5) the impact of conditions in the global credit and commodity markets (including as a result of current volatility and uncertainty in credit and commodity markets due to COVID-19) and their effect on construction spending and the economy in general; (6) relationships with equipment suppliers; (7) increased maintenance and repair costs as we age our fleet and decreases in our equipment’s residual value; (8) our indebtedness; (9) risks associated with the expansion of our business and any potential acquisitions we may make, including any related capital expenditures, or our inability to consummate such acquisitions; (10) our possible inability to integrate any businesses we acquire; (11) competitive pressures; (12) security breaches and other disruptions in our information technology systems; (13) adverse weather events or natural disasters; (14) compliance with laws and regulations, including those relating to environmental matters, corporate governance matters and tax matters, as well as any future changes to such laws and regulations; and (15) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Reports on Form 10-Q. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, we are under no obligation to publicly update or revise any forward-looking statements after the date of this release. These statements are based on the current beliefs and assumptions of H&E’s management, which in turn are based on currently available information and important, underlying assumptions. H&E is under no obligation to publicly update or revise any forward-looking statements after this press release, whether as a result of any new information, future events or otherwise. Investors, potential investors, security holders and other readers are urged to consider the above mentioned factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

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